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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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                         DATE OF REPORT: APRIL 28, 1997

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                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Ohio                    0-26876                    31-1010517
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     (STATE OR OTHER        (COMMISSION FILE NO.)            (IRS EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NUMBER)
     INCORPORATION OR
       ORGANIZATION)

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                              14621 State Route 93
                              Jackson, Ohio 44640
                                 (614) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                      INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

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                                 Not Applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On April 28, 1997, Oak Hill Banks, a banking corporation chartered under the laws of Ohio ("Oak Hill Banks"), and Unity Savings Bank, a savings bank chartered under the laws of Ohio ("Unity"), entered into an Agreement and Plan of Merger, dated as of April 28, 1997 (the "Merger Agreement"), whereby Unity will be merged with and into Oak Hill Banks (the "Merger"). Oak Hill Banks is a wholly owned subsidiary of Oak Hill Financial, Inc., an Ohio corporation ("Oak Hill Financial").

         Oak Hill Financial will exchange 8.5 shares of its common stock for each share of Unity stock. Unity has 93,250 shares of common stock outstanding. Based on the average of Oak Hill Financial's closing bid and ask price of $14.75 on April 28, 1997, the transaction is valued at $11.7 million.

         The Merger will be accounted for as a pooling of interest, and is subject to shareholder approval, regulatory approval, and other customary conditions to closing. In addition, the Oak Hill Financial common stock exchanged for the Unity shares must be registered on a Form S-4 Registration Statement which must be declared effective by the Securities and Exchange Commission.

         The Merger Agreement, the Supplemental Agreement executed in connection with the Merger Agreement, and Oak Hill Financial's press release issued April 29, 1997, regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summary of the Merger Agreement and the Supplemental Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              Exhibit No.                        Description

              2(a) Agreement and Plan of Merger, dated as of April 28, 1997, between Oak Hill Banks and Unity
                       Savings Bank.

              2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank.

              99 Press release of Oak Hill Financial, Inc., issued April 29, 1997, regarding the Merger.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OAK HILL FINANCIAL, INC.


Date:  May 6, 1997                     By: /s/ JOHN D. KIDD
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                                           John D. Kidd, President




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                                 EXHIBIT INDEX


     Exhibit No.                   Description                            Page

        2(a)     Agreement and Plan of Merger, dated as of April
                 28, 1997, between Oak Hill Banks and Unity
                 Savings Bank.

        2(b) Supplemental Agreement, dated as of April 28, 1997, among Oak Hill Financial, Inc., Oak Hill Banks, and Unity Savings Bank.

        99       Press release of Oak Hill Financial, Inc. issued
                 April 29, 1997, regarding the Merger.




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